UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

SCHEDULE 14A

__________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Soliciting Material under § 240.14a-12

PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP.
A Cayman Islands Exempted Company
18 Forum Lane, 3rd floor, Camana Bay, PO Box 757, Grand Cayman, KY1-9006

NOTICE OF EXTRAORDINARY GENERAL MEETING OF
PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP.

To Be Held at 11:00 a.m., Brasilia Time, on June 12, 2023

TO THE SHAREHOLDERS OF PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP.:

You are cordially invited to attend the extraordinary general meeting of Patria Latin American Opportunity Acquisition Corp., a Cayman Islands exempted company (“we,” “us,” “our,” “PLAO” or the “Company”), which will be held on June 12, 2023, at 11:00 a.m., Brasilia Time, at the offices of Davis Polk & Wardwell LLP located at Av. Presidente Juscelino Kubitschek, 2041, Torre E — CJ 17A, São Paulo-SP, 04543-011, Brazil, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).

The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Articles”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting the Company’s Secretary at plg@patria.com by 11:00 a.m., Brasilia Time, on June 8, 2023 (two business days prior to the initially scheduled meeting date). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting www.virtualshareholdermeeting.com/PLAO2023SM and you are able to vote prior to the Shareholder Meeting by visiting www.proxyvote.com.

The attached notice of the Shareholder Meeting and proxy statement describe the business PLAO will conduct at the Shareholder Meeting and provide information about PLAO that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated May 26, 2023, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.      Proposal No. 1 — The Extension Amendment Proposal — A proposal (the “Extension Amendment Proposal”) to amend, by way of special resolution, PLAO’s Articles, as set forth in Annex A of the accompanying Proxy Statement, and the investment management trust agreement (the “Trust Agreement”) dated as of March 9, 2022 by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”), as set forth in Annex B of the accompanying Proxy Statement, to extend the date (the “Termination Date”) by which PLAO has to consummate a Business Combination (the “Extension Amendment”) from June 14, 2023 (the date which is 15 months from the closing date of the Company’s initial public offering of Class A ordinary shares (the “IPO”) (the “Original Termination Date”) on a monthly basis for up to twelve times by an additional one month each time after the Original Termination Date as determined by PLAO’s board of directors (the “Board”), if requested by Patria SPAC LLC, a Cayman Islands limited liability company (the “Sponsor”) and upon five days’ advance notice prior to the applicable Termination Date, up to June 14, 2024 (the date which is 27 months from the closing date of the Company’s IPO) (the “Articles Extension Date”), or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto or such earlier date as determined by the Board, for a deposit, for each monthly extension, of the lesser of (i) $300,000 and (ii) $0.03 for each Class A ordinary share then outstanding after giving effect to Redemptions (each, the “Adjusted Extension Payment”) for each monthly extension (the “Extension Payment”);

2.      Proposal No. 2 — The Redemption Limitation Amendment Proposal — To amend, by way of special resolution, the Company’s Articles, as provided by the second resolution in the form set forth in Annex A to the accompanying proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “Public Shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation;

3.      Proposal No. 3 — The Founder Conversion Amendment Proposal — To amend, by way of special resolution, the Company’s Articles, as provided by the third resolution in the form set forth in Annex A to the accompanying proxy statement (the “Founder Conversion Amendment” and such proposal, the “Founder Conversion Amendment Proposal”) to provide that the Class B Ordinary Shares may be converted either at the time of the consummation of the Company’s initial Business Combination or at any earlier date at the option of the holders of the Class B Ordinary Shares; and

4.      Proposal No. 4 — The Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares, par value $0.0001 per share and Class B Ordinary Shares, par value $0.0001 per share in the capital of PLAO represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Founder Conversion Amendment Proposal, (ii) if the holders of Public Shares (as defined below) have elected to redeem an amount of shares in connection with the Extension Amendment such that PLAO would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”), or (iii) if PLAO determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”), including in the event that PLAO has elected to exercise the Original Extension Right.

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal is approved, commencing within ten (10) business days of the date of the Shareholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account (as defined below) per month up to the earlier of (i) Articles Extension Date, (ii) the completion of a Business Combination or (iii) liquidation, whichever occurs first, in exchange for a non-interest bearing, unsecured promissory note issued by PLAO to the Lender, for a deposit into the Trust Account, for each monthly extension, of the lesser of (i) $300,000 and (ii) $0.03 for each Class A ordinary share then outstanding after giving effect to Redemptions (each, the “Adjusted Extension Payment”) for each monthly extension (the “Extension Payment”). If PLAO completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the private placement warrants. If PLAO does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. As our Sponsor (or its designees) may finance either the payment to exercise the Original Extension Right or, if the Extension Amendment Proposal is approved, the Extension Payment, it may have interest in the proposals that are different from, or in addition to, your interest as a shareholder.

The purpose of the Extension Amendment Proposal is to allow PLAO additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.

The Articles provide that PLAO has until June 14, 2023 to complete its initial Business Combination. However, in its sole discretion, PLAO may, but is not obligated to, extend the period of time to consummate a business combination by up to an additional six months (for a total of up to 21 months to complete a business combination); provided that the Sponsor (or its designees) must deposit into the trust account funds equal to $0.10 per unit sold in the IPO for each three month extension, for an aggregate additional amount of $2,300,000 (given the underwriters’ over-allotment option was exercised in full) for each such extension, in exchange for a non-interest bearing, unsecured promissory note to be repaid by PLAO following the business combination (the “Original Extension Right”). Such loan may be convertible into warrants, at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants. If PLAO does not complete a business combination, PLAO will repay such loans solely from assets not held in the trust account, if any. The Board has determined that it is in the best interests of PLAO to seek an extension of the Termination Date and have PLAO’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination through a more efficient alternative in the current market environment than the exercise of the Original Extension Right, which the Board has determined would not be advisable given market uncertainties. Without the Extension Amendment and assuming the Original Extension Right is not exercised, as contemplated by our IPO prospectus and in accordance with the Articles, PLAO believes that it will not be able to complete a Business Combination on or before the Termination Date. If that were to occur and PLAO does not elect to exercise the Original Extension Right prior to such time, PLAO would be precluded from completing a Business Combination and would be forced to liquidate.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension Amendment if redemptions of our Public Shares would cause PLAO to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent PLAO from being able to consummate a Business Combination. PLAO believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that PLAO did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, PLAO is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that PLAO’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the Articles would prevent PLAO from being able to consummate the Business Combination even if all other conditions to closing are met.

If the Founder Conversion Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a Business Combination. The Company believes that the Founder Conversion Amendment Proposal allows increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. The holders of the outstanding founder shares have informed the Company that, if the Founder Conversion Amendment Proposal is approved, they expect to convert all of the founder shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Conversion Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

As contemplated by the Articles, the holders of PLAO’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in PLAO’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Extension Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if PLAO does not complete a Business Combination by the Articles Extension Date (June 14, 2024 (the date which is 27 months from the closing date of the Company’s IPO)).

On May 24, 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per Class A Ordinary Share was approximately $10.62, based on the aggregate amount on deposit in the Trust Account of approximately $244,302,919 as of May 24, 2023 (including interest not previously released to PLAO to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to PLAO to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on Nasdaq on May 24, 2023 was $10.63. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.01 less per share than if the shares were sold in the open market (based on the per share redemption price as of May 24, 2023). PLAO cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. PLAO believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if PLAO does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Founder Conversion Amendment Proposal are not approved, and a Business Combination is not completed on or before the Termination Date, or December 14, 2023, if the Original Extension Right is exercised, PLAO will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to PLAO (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of PLAO’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to PLAO’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to PLAO’s warrants, which will expire worthless in the event PLAO dissolves and liquidates the Trust Account. Notwithstanding stockholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Founder Conversion Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Founder Conversion Amendment Proposal at the Shareholder Meeting or if due to redemptions in connection with the Extension Amendment, PLAO would not adhere to the continued listing requirements of Nasdaq, or if PLAO determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals, including in the event that PLAO has elected to exercise the Original Extension Right.

The Board has fixed the close of business on May 22, 2023 as the date for determining PLAO’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

The Board believes that it is in the best interests of PLAO that PLAO obtain the Extension Amendment, the Redemption Limitation Amendment, and the Founder Conversion Amendment. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal and the Adjournment Proposal are in the best interests of PLAO and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Founder Conversion Amendment Proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Founder Conversion Amendment Proposal requires a special resolution under Cayman Islands law, the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, PLAO urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP.
/s/ José Augusto Gonçalves de Araújo Teixeira
José Augusto Gonçalves de Araújo Teixeira
Chief Executive Officer

i

PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP.
A Cayman Islands Exempted Company
18 Forum Lane, 3rd floor, Camana Bay, PO Box 757, Grand Cayman, KY1-9006

EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL GENERAL MEETING
OF PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP.

To Be Held at 11:00 a.m., Brasilia Time, on June 12, 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP., a Cayman Islands exempted company (“PLAO,” the “Company,” “we,” “us” or “our”), which will be held on June 12, 2023, at 11:00 a.m., Brasilia Time, at the offices of Davis Polk & Wardwell LLP located at Av. Presidente Juscelino Kubitschek, 2041, Torre E — CJ 17A, São Paulo-SP, 04543-011, Brazil, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

ii

Cautionary Note Regarding Forward-Looking Statements

Some of the statements contained in this proxy statement are forward-looking in nature. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        PLAO’s ability to complete a Business Combination (as defined below);

•        the anticipated benefits of a Business Combination;

•        the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of PLAO; and

•        the use of funds not held in the Trust Account (as defined below) or available to PLAO from interest income on the Trust Account balance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. For a further discussion of these and other factors that could cause PLAO’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” and in other reports PLAO has filed with the Securities and Exchange Commission (the “SEC”), including the final prospectus related to the IPO filed with the SEC on March 9, 2022 (File No. 333-254498) and PLAO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to PLAO.

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Risk Factors

You should consider carefully all of the risks described in our (i) initial public offering prospectus filed with the SEC on March 9, 2022, (ii) Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023 and (iii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment will enable us to complete a Business Combination.

Approving the Extension Amendment (as defined below) involves a number of risks. Even if the Extension Amendment is approved, PLAO can provide no assurances that a Business Combination will be consummated prior to the Articles Extension Date (as defined below). Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment is approved, PLAO expects to seek shareholder approval of a Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Extension Amendment or a Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

In the event the Extension Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.

A public shareholder may request that the Company redeem all or a portion of such public shareholder’s ordinary shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Public Shares (as defined below) may adversely affect the liquidity of our Class A Ordinary Shares. As a result, you may be unable to sell your Class A Ordinary Shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future, adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Proposed Rules (as defined below) described below.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate PLAO at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Proposed Rules, or pursuant to the SEC’s views expressed in the SPAC Proposed Rules, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate PLAO at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate PLAO.

As described further above, the SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as PLAO could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 15-months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). PLAO would then be required to complete its initial Business Combination no later than 21 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate PLAO. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

A future potential business combination may be subject to U.S. foreign investment regulations, including regulations relating to the Committee on Foreign Investment in the United States, which may, among other things, impose conditions on, delay or prevent the consummation of such future potential business combination, if any.

We are currently not aware of any material regulatory approvals, clearances or actions that would be required for completion of a future potential business combination. However, if any such approvals, clearances or actions were required, there can be no assurance that any such approval or clearance would be obtained, or any such action taken, within the required time period. This includes any potential review of a future business combination, if any, by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”) on account of certain restrictions on the acquisition of, or an investment in, a U.S. business by non-U.S. investors. If a potential business combination falls within CFIUS’s jurisdiction to review the transaction in order to determine the effect of such transactions on the national security of the U.S., we may be required to make a mandatory filing or we may determine to submit a voluntary notice to CFIUS, or we may determine to proceed with such potential business combination without notifying CFIUS and risk CFIUS intervention, before or after closing such potential business combination. CFIUS can contact parties to transactions within its jurisdiction that did not notify CFIUS and request that the parties submit a CFIUS notice and can self-initiate national security reviews. If a potential business combination falls within the scope of foreign ownership restrictions, CFIUS may impose conditions or limitations on such potential business combination or we may be prevented from, or be unable to, consummate such potential business combination, if any.

Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, (i) whether the investor/acquiror of the U.S. business is a “foreign person” or ‘‘foreign entity,” (ii) the nature and structure of the transaction, (iii) the level of beneficial ownership interest, and (iv) the nature of any information or governance rights involved. Some transactions within the jurisdiction of CFIUS trigger a mandatory CFIUS filing requirement. Otherwise, notifying CFIUS of a transaction within its jurisdiction is voluntary. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) are always subject to CFIUS jurisdiction. The Foreign Investment Risk Review Modernization Act of 2018, which was fully implemented through regulations that became effective in 2020, significantly expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800).

Our Sponsor and Patria Investments Limited (“Patria”) are controlled by, and have substantial ties with, non-U.S. persons. Our Sponsor is a limited liability company formed and registered under the laws of the Cayman Islands and the sole manager of the Sponsor is Patria Finance Ltd, a wholly-owned indirect subsidiary of Patria, a limited liability company formed and registered under the laws of the Cayman Islands, which has substantial ties to non-U.S. persons. While we and our Sponsor, are controlled by, and have substantial ties with non-U.S. persons, we believe that it is unlikely that any of the facts or relationships with respect to a potential future business combination that we may pursue, would subject such potential business combination to regulatory review by a U.S. government entity or authority, including review by CFIUS. Nor do we believe that a potential future business combination would ultimately be prohibited if such review was conceivable.

However, there can be no assurances that CFIUS or another U.S. governmental agency will not take a different view of a potential business combination or will not choose to review such potential business combination, if any. If a potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with such potential business combination without notifying CFIUS and risk CFIUS intervention, before or after the consummation of such potential business combination. In addition, for so long as the Sponsor retains a material ownership interest in the Company, the Company may be deemed a “foreign person” under the regulations relating to CFIUS and any potential initial business combination with a U.S. business or foreign business with U.S. subsidiaries that the Company may wish to pursue may be subject to CFIUS review. In connection with a potential business combination, CFIUS could, among other things, (i) decide to block or delay such potential business combination, (ii) impose conditions, limitations or restrictions with respect to such potential business combination (including, but not limited to, limits on information sharing with investors, requiring a voting trust, governance modifications, or forced divestiture, among other things), or (iii) request the President of the United States to order the Company to divest all or a portion of any U.S. target business of such potential business combination that the Company acquired without first obtaining CFIUS clearance. In addition, CFIUS may impose penalties if CFIUS believes that the mandatory notification requirement applied to such potential business combination. The risk of review by CFIUS may force our management to limit the pool of potential target companies to companies that our management believes are not subject to CFIUS’s jurisdiction, in which case the Company’s ability to find a target may be limited. In this regard please see also “Risk Factors — Risks Relating to Our Search for, Consummation of, or Inability to Consummate, a Business Combination and Post-Business Combination Risks — Because of our limited resources and the significant competition for business combination opportunities, it may be more difficult for us to complete our initial business combination. If we are unable to complete our initial business combination within the required time period, our public shareholders may receive only their pro rata portion of the funds in the trust account that are available for distribution to public shareholders, and our warrants will expire worthless.,” in our Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023.

The process of government review, whether by CFIUS or otherwise, could be lengthy. If we are unable to consummate a potential business combination within 15 months from March 14, 2022 (i.e., June 14, 2023) (or within 21 months if we extend the period of time to consummate a potential business combination as described in our IPO final prospectus), we would, as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest income to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law. In such event, the Company’s shareholders would miss the opportunity to benefit from an investment in any other target company in an initial business combination and the appreciation in value of such investments. Additionally, the Company’s warrants would expire worthless.

In addition, CFIUS could choose to review past or proposed transactions involving new or existing foreign investors in the Company or in the Sponsor, even if a filing with CFIUS is or was not required at the time of the potential business combination. Any review and clearance of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility, and cost, among other things. CFIUS policies and agency practices are rapidly evolving, and, in the event that CFIUS reviews a potential business combination or one or more proposed or existing investments by investors, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to such potential business combination or such investors.

We may be subject to an excise tax under the newly enacted Inflation Reduction Act of 2022 in connection with redemptions of our Class A Ordinary Shares after December 31, 2022.

The Inflation Reduction Act of 2022, enacted in August 2022, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders. Because we are a “blank check” Cayman Islands corporation with no subsidiaries or previous merger or acquisition activity, we are not currently a “covered corporation” for this purpose. A repurchase that occurs in connection with a business combination with a U.S. target company might be subject to the Excise Tax, depending on the structure of the business combination and other transactions that might be engaged in during the relevant year. The amount of the Excise Tax is generally equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, there are certain other exceptions to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to issue regulations or other guidance to carry out, and to prevent the avoidance of, the Excise Tax. The Treasury and the Internal Revenue Service (the “IRS”) recently have issued preliminary guidance regarding the application of this excise tax, but there can be no assurance that this guidance will be finally adopted in its current form.

In the event the Extension Amendment Proposal is approved and we amend our Articles of Association, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A ordinary shares, units and warrants are listed on the Nasdaq Global Market (“Nasdaq”). We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Generally, we must maintain a minimum amount in shareholders’ equity (generally $2,500,000) and a minimum number of holders of our securities (generally 300 public holders). Pursuant to the terms of the Articles of Association, in the event that the Extension Amendment Proposal is approved and the Amended and Restated Memorandum and Articles of Association and the Trust Agreement are amended, public shareholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Class A ordinary shares fail to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our ordinary shares, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of our public shares in connection with the amendment of our Amended and Restated Memorandum and Articles of Association and the Trust Agreement. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A ordinary shares constitute a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A ordinary shares, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

Questions and Answers About the Shareholder Meeting

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to PLAO shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on June 12, 2023, at 11:00 a.m., Brasilia Time. The Shareholder Meeting will be held at the offices of Davis Polk & Wardwell LLP located at Av. Presidente Juscelino Kubitschek, 2041, Torre E — CJ 17A, São Paulo-SP, 04543-011, Brazil, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting www.virtualshareholdermeeting.com/PLAO2023SM and you are able to vote prior to the Shareholder Meeting by visiting www.proxyvote.com.

Q:     Why am I receiving this proxy statement?

A:     PLAO is a blank check company incorporated as a Cayman Islands exempted company on February 25, 2021. PLAO was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Following the closing of PLAO’s initial public offering on March 14, 2022 (the “Initial Public Offering”), including the full exercise of the underwriters’ over-allotment option, an amount of $236,900,000 ($10.30 per unit offered in the Initial Public Offering (the “Units”)) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of private placement warrants (the “Private Placement Warrants”) to Patria SPAC LLC, a Cayman Islands limited liability company (the “Sponsor”) was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).

Like most blank check companies, PLAO’s amended and restated memorandum and articles of association (the “Articles”) provide for the return of the Initial Public Offering proceeds held in the Trust Account to the holders of Class A Ordinary Shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) sold in the Initial Public Offering if there is no qualifying Business Combination(s) consummated on or before June 14, 2023, or December 14, 2023, if the Original Extension Right is exercised, as contemplated by our IPO prospectus and in accordance with the Articles.

Without the Extension Amendment (as defined below) and assuming the Original Extension Right is not exercised, PLAO believes that it will not, despite its best efforts, be able to complete an initial business combination (a “Business Combination”) on or before June 14, 2023. The Board believes that it is in the best interests of PLAO’s shareholders to continue PLAO’s existence until June 14, 2024 (the date which is 27 months from the closing date of the Company’s IPO), if necessary, in order to allow PLAO additional time to complete a Business Combination and is therefore holding this Shareholder Meeting.

Q:     When and where will the Shareholder Meeting be held?

A:     The Shareholder Meeting will be held on June 12, 2023, at 11:00 a.m., Brasilia Time, at the offices of Davis Polk & Wardwell LLP located at Av. Presidente Juscelino Kubitschek, 2041, Torre E — CJ 17A, São Paulo-SP, 04543-011, Brazil, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting PLAO’s Secretary at plg@patria.com by 11:00 a.m., Brasilia Time, on June 8, 2023 (two business days prior to the initially scheduled meeting date). You can participate in the meeting, vote, and submit questions via live webcast by visiting www.virtualshareholdermeeting.com/PLAO2023SM and you are able to vote prior to the Shareholder Meeting by visiting www.proxyvote.com.

Q:     How do I vote?

A:     If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) on the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on June 9, 2023.

Voting in Person at the Meeting.    If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically.    If your shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote at the Shareholder Meeting by visiting www.virtualshareholdermeeting.com/PLAO2023SM and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials and you are able to vote prior to the Shareholder Meeting by visiting www.proxyvote.com.

Q:     How do I attend the virtual Shareholder Meeting?

A:     You are entitled to attend the Shareholder Meeting if you were a stockholder as of the close of business on May 22, 2023. To be admitted to the Shareholder Meeting, you will need to visit www.virtualshareholdermeeting.com/PLAO2023SM and enter the control number found on your proxy card. If you are a beneficial owner, you should contact the bank, broker or other institution where you hold your account well in advance of the Shareholder Meeting if you have questions about obtaining your control number. Whether or not you participate in the Shareholder Meeting, it is important that you vote your shares. We encourage you to access the virtual Shareholder Meeting prior to the start time and you should allow reasonable time for the check-in procedures.

Q:     What if I cannot find my control number?

A:     Please note that if you do not have your control number and you are a registered stockholder, you will be able to login as a guest. To view the virtual Shareholder Meeting visit www.virtualshareholdermeeting.com/PLAO2023SM and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the meeting. If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your control number prior to the Shareholder Meeting.

Q:     What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:     PLAO shareholders are being asked to consider and vote on the following proposals:

1.      Proposal No. 1 — The Extension Amendment Proposal — A proposal (the “Extension Amendment Proposal”) to amend, by way of special resolution, PLAO’s Articles, as set forth in Annex A of the accompanying Proxy Statement, and the investment management trust agreement (the “Trust Agreement”)

dated as of March 9, 2022 by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”), as set forth in Annex B of the accompanying Proxy Statement, to extend the date (the “Termination Date”) by which PLAO has to consummate a Business Combination (the “Extension Amendment”) from June 14, 2023 (the date which is 15 months from the closing date of the Company’s initial public offering of Class A ordinary shares (the “IPO”) (the “Original Termination Date”) on a monthly basis for up to twelve times by an additional one month each time after the Original Termination Date as determined by PLAO’s board of directors (the “Board”), if requested by Patria SPAC LLC, a Cayman Islands limited liability company (the “Sponsor”) and upon five days’ advance notice prior to the applicable Termination Date, up to June 14, 2024 (the date which is 27 months from the closing date of the Company’s IPO) (the “Articles Extension Date”), or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto or such earlier date as determined by the Board, for a deposit, for each monthly extension, of the lesser of (i) $300,000 and (ii) $0.03 for each Class A ordinary share then outstanding after giving effect to Redemptions (each, the “Adjusted Extension Payment”) for each monthly extension (the “Extension Payment”);

2.      Proposal No. 2 — The Redemption Limitation Amendment Proposal — To amend, by way of special resolution, the Company’s Articles, as provided by the second resolution in the form set forth in Annex A to this proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “Public Shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation;

3.      Proposal No. 3 — The Founder Conversion Amendment Proposal — To amend, by way of special resolution, the Company’s Articles, as provided by the third resolution in the form set forth in Annex A to this proxy statement (the “Founder Conversion Amendment” and such proposal, the “Founder Conversion Amendment Proposal”) to provide that the Class B Ordinary Shares may be converted either at the time of the consummation of the Company’s initial Business Combination or at any earlier date at the option of the holders of the Class B Ordinary Shares; and

4.      Proposal No. 4 — The Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of PLAO represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Founder Conversion Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that PLAO would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”), or (iii) if PLAO determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”), including in the event that PLAO has elected to exercise the Original Extension Right.

The Articles provide that PLAO has until June 14, 2023 to complete its initial Business Combination. However, in its sole discretion, PLAO may, but is not obligated to, extend the period of time to consummate a business combination by up to an additional six months (for a total of up to 21 months to complete a business combination); provided that the Sponsor (or its designees) must deposit into the trust account funds equal to $0.10 per unit sold in the IPO for each three month extension, for an aggregate additional amount of $2,300,000 (given the underwriters’ over-allotment option was exercised in full) for each such extension, in exchange for a non-interest bearing, unsecured promissory note to be repaid by PLAO following the business combination (the “Original Extension Right”). Such loan may be convertible into warrants, at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants. If PLAO does not complete a business combination, PLAO will repay such loans solely from assets not held in the trust account, if any. If the Extension Amendment Proposal is not approved and we do not consummate our initial Business

Combination by June 14, 2023, or December 14, 2023, in the event PLAO elects to exercise the Original Extension Right, as contemplated by our IPO prospectus and in accordance with the Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of PLAO’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. If the Founder Conversion Amendment Proposal is not approved and in the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares. Notwithstanding any conversion as a result of the Founder Conversion Amendment Proposal, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension Amendment if redemptions of our Public Shares would cause the Company’s net tangible assets to be less than $5,000,001.

If the Extension Amendment Proposal is approved, commencing within ten (10) business days of the date of the Shareholder Meeting, the Lender shall make a deposit into the Trust Account (as defined below) per month up to the earlier of (i) Articles Extension Date, (ii) the completion of a Business Combination or (iii) liquidation, whichever occurs first, in exchange for a non-interest bearing, unsecured promissory note issued by PLAO to the Lender, for a deposit, for each monthly extension, of the lesser of (i) $300,000 and (ii) $0.03 for each Class A ordinary share then outstanding after giving effect to Redemptions (each, the “Adjusted Extension Payment”) for each monthly extension (the “Extension Payment”). If PLAO completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the private placement warrants. If PLAO does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

For more information, please see “Proposal No. 1 — The Extension Amendment Proposal,” “Proposal No. 2 — The Redemption Limitation Amendment Proposal,” “Proposal No. 3 — The Founder Conversion Amendment Proposal” and “Proposal No. 4 — The Adjournment Proposal.”

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal and the Adjournment Proposal are in the best interests of PLAO and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of PLAO and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and PLAO’s Directors and Officers,” “Proposal No. 2 — The Redemption Limitation Amendment Proposal — Interests of the Sponsor and PLAO’s Directors and

Officers,” “Proposal No. 3 — The Founder Conversion Amendment Proposal — Interests of the Sponsor and PLAO’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:     Am I being asked to vote on a proposal to elect directors?

A:     No. Holders of Public Shares are not being asked to vote on the election of directors at this time.

Q      Why is PLAO proposing the Extension Amendment Proposal?

A:     PLAO’s Articles and the Trust Agreement provide for the return of the Initial Public Offering proceeds held in trust to the holders of Public Shares sold in the Initial Public Offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow PLAO additional time to complete a Business Combination through a more efficient alternative in the current market environment than the exercise of the Original Extension Right, which the Board has determined would not be advisable given market uncertainties.

Q:     Why is the Company proposing the Redemption Limitation Amendment Proposal?

A:     If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the Articles would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.

Q:     Why is the Company proposing the Founder Conversion Amendment Proposal?

A:     If the Founder Conversion Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a Business Combination. The Company believes that the Founder Conversion Amendment Proposal allows increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. The holders of the outstanding founder shares have informed the Company that, if the Founder Conversion Amendment Proposal is approved, they expect to convert all of the founder shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Conversion Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

Q:     Why is PLAO proposing the Adjournment Proposal?

A:     If (i) the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Founder Conversion Amendment Proposal are is not approved by PLAO’s shareholders or (ii) due to redemptions in connection with the Extension Amendment, PLAO would not adhere to the continued listing requirements of Nasdaq, PLAO may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment. If the Adjournment Proposal is not approved by PLAO’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal or if due to redemptions in connection with the Extension Amendment, PLAO would not adhere to the continued listing requirements of Nasdaq.

Q:     What constitutes a quorum?

A:     A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The initial shareholders of PLAO, including the Sponsor and certain of PLAO’s officers and directors (the “Initial Shareholders”) who own approximately 20% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional 8,625,001 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so PLAO does not expect there to be any broker non-votes at the Shareholder Meeting.

Q:     What vote is required to approve the proposals presented at the Shareholder Meeting?

A:     The approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Q:     How will the Initial Shareholders vote?

A:     The Initial Shareholders intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal and, if necessary, the Adjournment Proposal.

The Initial Shareholders are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date (as defined below), the Initial Shareholders beneficially owned and were entitled to vote 5,750,000 Class B Ordinary Shares, representing approximately 20% of PLAO’s issued and outstanding Ordinary Shares. If the Founder Conversion Amendment Proposal is approved, the Initial Shareholders expect to convert all of the founder shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Conversion Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, the Initial Shareholders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

Q:     Who is PLAO’s Sponsor?

A:     PLAO’s sponsor is Patria SPAC LLC, a Cayman Islands limited liability company. The Sponsor currently owns 5,660,000 Class B Ordinary Shares and 14,500,000 Private Placement Warrants. If the Founder Conversion Amendment Proposal is approved, the Initial Shareholders expect to convert all of the founder shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Conversion Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     PLAO believes shareholders will benefit from PLAO consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which PLAO has to complete a Business Combination until the Articles Extension Date. Without the Extension Amendment and assuming the Original Extension Right is not exercised, as contemplated by our IPO prospectus and in accordance with the Articles, PLAO believes that it will not be able to complete a Business Combination on or before the Termination Date. If that were to occur and PLAO does not elect to exercise the Original Extension Right prior to such time, PLAO would be forced to liquidate.

Q:     Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:     As discussed above, the Board believes the opportunity to consummate a Business Combination is in the best interests of the Company and its shareholders.

Whether a holder of Public Shares votes in favor of or against the Extension Amendment Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of its Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Public Shares. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension Amendment if redemptions of our Public Shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension Amendment and have the opportunity to consummate a Business Combination.

If holders of Public Shares do not elect to redeem their Public Shares, such holders will retain redemption rights in connection with any future initial Business Combination we may propose. Assuming the Extension Amendment Proposal is approved, we will have until the Articles Extension Date to consummate our initial Business Combination.

Q:     Why should I vote “FOR” the Founder Conversion Amendment Proposal?

A:     PLAO believes shareholders will benefit from PLAO consummating a Business Combination and is proposing the Founder Conversion Amendment Proposal to allow increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. Without the Founder Conversion Amendment, PLAO believes that it may be more difficult to complete a Business Combination. If that were to occur and PLAO does not elect to exercise the Original Extension Right prior to such time, PLAO would be precluded from completing a Business Combination and would be forced to liquidate.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by PLAO’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Founder Conversion Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Adjournment Proposal?

A:     If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Founder Conversion Amendment Proposal are approved and, following redemptions in connection with the Extension Amendment, PLAO adheres to the continued listing requirements of Nasdaq, the Adjournment Proposal will not be presented for a vote.

Q:     How are the funds in the Trust Account currently being held?

A:     With respect to the regulation of SPACs like PLAO, on March 30, 2022, the SEC issued the SPAC Proposed Rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act.

Q:     Will we seek any further extensions to liquidate the Trust Account?

A:     Other than as described in this proxy statement, PLAO does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future given PLAO would retain its Original Extension Right if Proposal No. 1 is approved.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Founder Conversion Amendment Proposal, PLAO may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, or December 14, 2023, if the Original Extension Right is exercised, PLAO will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to PLAO (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of PLAO’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to PLAO’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to PLAO’s warrants, which will expire worthless in the event PLAO dissolves and liquidates the Trust Account.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 5,750,000 Class B Ordinary Shares held by them.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     If the Extension Amendment Proposal is approved, PLAO will continue to attempt to consummate a Business Combination until the Articles Extension Date. PLAO will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal is approved, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of PLAO held by the Initial Shareholders. In addition, PLAO’s Articles provide that PLAO cannot redeem or repurchase Public Shares to the extent such redemption would result in PLAO’s failure to have at least $5,000,001 of net tangible assets. As a result, unless the Redemption Limitation Amendment Proposal is approved, PLAO will not proceed with the Extension Amendment if PLAO will not have at least $5,000,001 of net tangible assets upon its implementation of the Extension Amendment, after taking into account the Redemptions.

Notwithstanding stockholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Q:     When would the Board abandon the Extension Amendment Proposal?

A:     The Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Q:     What happens if the Redemption Limitation Amendment Proposal is not approved?

A:     If the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares in an amount that would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension Amendment and we will not redeem any Public Shares in connection with the Extension Amendment Proposal, and the public shareholders will retain their shares and redemption rights.

Q:     What happens if the Founder Conversion Amendment Proposal is not approved?

A:     If the Founder Conversion Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a Business Combination. The Company believes that the Founder Conversion Amendment Proposal allows increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination.

Q:     If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:     Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:     What amount will holders receive upon consummation of a Business Combination or liquidation if the Extension Amendment Proposal is approved?

A:     If the Extension Amendment Proposal is approved, commencing within ten (10) business days of the date of the Shareholder Meeting, the Lender shall make a deposit into the Trust Account (as defined below) per month up to the earlier of (i) Articles Extension Date, (ii) the completion of a Business Combination or (iii) liquidation, whichever occurs first, in exchange for a non-interest bearing, unsecured promissory note issued by PLAO to the Lender, for a deposit, for each monthly extension, of the lesser of (i) $300,000 and (ii) $0.03 for each Class A ordinary share then outstanding after giving effect to Redemptions (each, the “Adjusted Extension Payment”) for each monthly extension (the “Extension Payment”). If PLAO completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the private placement warrants. If PLAO does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Q:     Am I being asked to vote on a Business Combination at this Shareholder Meeting?

A:     No. You are not being asked to vote on a Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with a Business Combination or liquidation.

Q:     Will how I vote affect my ability to exercise Redemption rights?

A:     No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of PLAO on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Extension Amendment can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. Shareholders may send a later-dated, signed proxy card to PLAO at 18 Forum Lane, 3rd floor, Camana Bay, PO Box 757, Grand Cayman, KY1-9006, so that it is received by PLAO not later than 11:00 a.m., Brasília Time, on June 12, 2023 or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to PLAO’s Secretary, which must be received by PLAO’s Secretary not later than 11:00 a.m., Brasília Time, on June 12, 2023. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Founder Conversion Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to PLAO or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under Nasdaq rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, PLAO does not expect there to be any broker non-votes at the Shareholder Meeting.

If you are a PLAO shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal and the Adjournment Proposal is in the best interests of PLAO and its shareholders. The Board recommends that PLAO’s shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Founder Conversion Amendment Proposal, and “FOR” the Adjournment Proposal.

Q:     What interests do PLAO’s directors and officers have in the approval of the Extension Amendment Proposal?

A:     PLAO’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and PLAO’s Directors and Officers” in this proxy statement.

Q:     What interests do PLAO’s directors and officers have in the approval of the Redemption Limitation Amendment Proposal?

A:     PLAO’s directors and officers have interests in the Redemption Limitation Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 2 — The Redemption Limitation Amendment Proposal — Interests of the Sponsor and PLAO’s Directors and Officers” in this proxy statement.

Q:     What interests do PLAO’s directors and officers have in the approval of the Founder Conversion Amendment Proposal?

A:     PLAO’s directors and officers have interests in the Founder Conversion Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 3 — The Founder Conversion Amendment Proposal — Interests of the Sponsor and PLAO’s Directors and Officers” in this proxy statement.

Q:     Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:     No. There are no appraisal rights available to PLAO’s shareholders in connection with the Extension Amendment Proposal. There are no dissenters’ rights available to PLAO’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:     If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:     No. The holders of warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I exercise my redemption rights?

A:     If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

I.       (a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

II.     prior to 5:00 p.m., Eastern Time, on June 8, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that PLAO redeem your Class A Ordinary Shares for cash and (b) tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to PLAO to pay its taxes, divided by the number of then-outstanding Class A Ordinary Shares. As of May 24, 2023, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $10.62 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the consent of the Board. If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that PLAO instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on June 8, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting).

If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, PLAO will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q:     What are the U.S. federal income tax consequences of exercising my redemption rights?

A:     The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:     What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:     You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:     PLAO will pay the cost of soliciting proxies for the Shareholder Meeting. PLAO has engaged D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies for the Shareholder Meeting. PLAO will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of PLAO may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

D.F. King & Co., Inc.
48 Wall Street, 22nd floor
New York, NY 10005
Individuals call toll-free: (800) 949-2583
Banks and brokers call: (212) 269-5550
Email: PLAO@dfking.com

You also may obtain additional information about PLAO from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on June 8, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemption@continentalstock.com

Extraordinary General Meeting

This proxy statement is being provided to PLAO shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of PLAO Shareholders to be held on June 12, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about May 26, 2023, to all shareholders of record of PLAO as of May 22, 2023, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on June 12, 2023 at 11:00 a.m., Brasilia Time, at the offices of Davis Polk & Wardwell LLP located at Av. Presidente Juscelino Kubitschek, 2041, Torre E — CJ 17A, São Paulo-SP, 04543-011, Brazil, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting PLAO’s Secretary at plg@patria.com by 11:00 a.m., Brasilia Time, on June 8, 2023 (two business days prior to the initially scheduled meeting date).

Shareholders who hold their investments through a bank or broker, will need to contact their bank or broker to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, you will be able to login as a guest. To view the virtual Shareholder Meeting visit www.virtualshareholdermeeting.com/PLAO2023SM and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the meeting. If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your control number prior to the Shareholder Meeting.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, PLAO shareholders will consider and vote on the following proposals:

1.      Proposal No. 1 — The Extension Amendment Proposal — To amend, by way of special resolution, PLAO’s Articles, as set forth in Annex A of the accompanying Proxy Statement, and the Trust Agreement, as set forth in Annex B of the accompanying Proxy Statement, to extend the Termination Date by which PLAO has to consummate a Business Combination from the Original Termination Date to the Articles Extension Date and to allow the Board of PLAO, without another shareholder vote, to extend the Termination Date to consummate a Business Combination on a monthly basis for up to twelve times by an additional one month each time after the fifteenth (15th) month from the closing of the IPO, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until June 14, 2024 (which is 27 months from the closing of the IPO or a total of twelve months after the Original Termination Date), for a deposit of the Extension Payment,;

2.      Proposal No. 2 — The Redemption Limitation Amendment Proposal — To amend, by way of special resolution, the Company’s Articles, as provided by the second resolution in the form set forth in Annex A to this proxy statement to eliminate from the Articles the limitation that the Company shall not redeem Public Shares to the extent that such redemption would cause the Company’s net tangible assets to be less than the Redemption Limitation. The Redemption Limitation Amendment would allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation;

3.      Proposal No. 3 — The Founder Conversion Amendment Proposal — To amend, by way of special resolution, the Company’s Articles, as provided by the third resolution in the form set forth in Annex A to this proxy statement to provide that the Class B Ordinary Shares may be converted either at the time of the consummation of the Company’s initial Business Combination or at any earlier date at the option of the holders of the Class B Ordinary Shares; and

4.      Proposal No. 4 — The Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Founder Conversion Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that PLAO would not adhere to the continued listing requirements of Nasdaq, or (iii) if PLAO determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals, including in the event that PLAO has elected to exercise the Original Extension Right.

If the Extension Amendment Proposal is approved, commencing within ten (10) business days of the date of the Shareholder Meeting, the Lender shall make a deposit into the Trust Account (as defined below) per month up to the earlier of (i) Articles Extension Date, (ii) the completion of a Business Combination or (iii) liquidation, whichever occurs first, in exchange for a non-interest bearing, unsecured promissory note issued by PLAO to the Lender, for a deposit, for each monthly extension, of the lesser of (i) $300,000 and (ii) $0.03 for each Class A ordinary share then outstanding after giving effect to Redemptions (each, the “Adjusted Extension Payment”) for each monthly extension (the “Extension Payment”). If PLAO completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the private placement warrants. If PLAO does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

Voting Power; Record Date

As a shareholder of PLAO, you have a right to vote on certain matters affecting PLAO. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on May 22, 2023, which is the “Record Date” for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 28,750,000 issued and outstanding Ordinary Shares, of which 23,000,000 Class A Ordinary Shares are held by PLAO public shareholders and 5,750,000 Class B Ordinary Shares are held by the Initial Shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who own approximately 20% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional 8,625,001 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

Under Nasdaq rules, if a shareholder holds their shares in “street name” through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in “street name,” your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so PLAO does not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Founder Conversion Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Initial Shareholders own approximately 20% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

	Number of Additional Public Shares Required to Approve Proposal
Proposal	Approval Standard	If Only Quorum Is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	At least two-thirds (2/3) majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting	3,833,335	13,416,668
Redemption Limitation Amendment Proposal	At least two-thirds (2/3) majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting	3,833,335	13,416,668
Founder Conversion Amendment Proposal	At least two-thirds (2/3) majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting	3,833,335	13,416,668
Adjournment Proposal	Majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting	1,437,501	8,625,001

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on June 9, 2023.

Voting in Person at the Meeting.    If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically.    If your shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You may attend and vote at the Shareholder Meeting by visiting www.virtualshareholdermeeting.com/PLAO2023SM and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials and you are able to vote prior to the Shareholder Meeting by visiting www.proxyvote.com.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify PLAO’s Secretary in writing to 18 Forum Lane, 3rd floor, Camana Bay, PO Box 757, Grand Cayman, KY1-9006, before the Shareholder Meeting that you have revoked your proxy; or

•        you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal and the Adjournment Proposal. Under the Articles, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a PLAO shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call D.F. King & Co., Inc., our proxy solicitor, by calling (800) 949-2583 (toll-free), or banks and brokers can call (212) 269-5550, or by emailing PLAO@dfking.com.

Redemption Rights

Pursuant to the Articles, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that PLAO redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.62 per share as of May 24, 2023, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, PLAO will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, if the Redemption Limitation Amendment Proposal is not approved, PLAO will not proceed with the Extension Amendment if PLAO will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)     hold Class A Ordinary Shares;

(ii)    submit a written request to Continental Stock Transfer & Trust Company, PLAO’s transfer agent (“Continental,” or the “Transfer Agent”), in which you (i) request that PLAO redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)   tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to Continental physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on June 8, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of PLAO that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental prior to 5:00 p.m., Eastern Time, on June 8, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on May 24, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.63 per share. The cash held in the Trust Account on such date was approximately $244,302,919 (including interest not previously released to PLAO to pay its taxes) ($10.62 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to PLAO to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. PLAO cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Continental two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Notwithstanding stockholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights available to PLAO’s shareholders in connection with the Extension Amendment Proposal. There are dissenters’ rights available to PLAO’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

PLAO is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. PLAO has engaged D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies for the Shareholder Meeting. PLAO and its directors, officers and employees may also solicit proxies in person. PLAO will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

PLAO will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. PLAO will pay D.F. King a fee of $15,000, plus disbursements, reimburse D.F. King for its reasonable out-of-pocket expenses and indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as PLAO’s proxy solicitor. PLAO will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to PLAO shareholders. Directors, officers and employees of PLAO who solicit proxies will not be paid any additional compensation for soliciting.

Proposal No. 1 — The Extension Amendment Proposal

Overview

PLAO is proposing to amend its Articles and the Trust Agreement to extend the date by which PLAO has to consummate a Business Combination to the Articles Extension Date so as to give PLAO additional time to complete a Business Combination through a more efficient alternative in the current market environment than the exercise of the Original Extension Right, which the Board has determined would not be advisable given market uncertainties.

Without the Extension Amendment and assuming the Original Extension Right is not exercised, as contemplated by our IPO prospectus and in accordance with the Articles, PLAO believes that it will not be able to complete a Business Combination on or before the Termination Date. If that were to occur and PLAO does not elect to exercise the Original Extension Right prior to such time, PLAO would be precluded from completing a Business Combination and would be forced to liquidate.

As contemplated by the Articles, the holders of PLAO’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension Amendment is implemented.

On May 24, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per Class A Ordinary Share was approximately $10.62, based on the aggregate amount on deposit in the Trust Account of approximately $244,302,919 as of May 24, 2023 (including interest not previously released to PLAO to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to PLAO to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on Nasdaq on May 24, 2023 was $10.63. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.01 less per share than if the shares were sold in the open market (based on the per share redemption price as of May 24, 2023). PLAO cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. PLAO believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if PLAO does not complete a Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

The Articles provide that PLAO has until June 14, 2023 to complete its initial Business Combination. However, in its sole discretion, PLAO may, but is not obligated to, extend the period of time to consummate a business combination by up to an additional six months (for a total of up to 21 months to complete a business combination); provided that the Sponsor (or its designees) must deposit into the trust account funds equal to $0.10 per unit sold in the IPO for each three month extension, for an aggregate additional amount of $2,300,000 (given the underwriters’ over-allotment option was exercised in full) for each such extension, in exchange for a non-interest bearing, unsecured promissory note to be repaid by PLAO following the business combination (the “Original Extension Right”). Such loan may be convertible into warrants, at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants. If PLAO does not complete a business combination, PLAO will repay such loans solely from assets not held in the trust account, if any.

PLAO’s Articles provide that PLAO has until June 14, 2023, or December 14, 2023, in the event PLAO elects to exercise the Original Extension Right, as contemplated by our IPO prospectus and in accordance with the Articles, to complete a Business Combination. PLAO and its officers and directors agreed that they would not seek to amend PLAO’s Articles to allow for a longer period of time to complete a Business Combination unless PLAO provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of PLAO shareholders that the Extension Amendment be obtained so that PLAO will have additional time to consummate a Business Combination through a more efficient alternative in the current market environment than the exercise of the Original Extension Right, which the Board has determined would not be advisable given market uncertainties. Without the Extension Amendment and assuming the Original

Extension Right is not exercised, as contemplated by our IPO prospectus and in accordance with the Articles, PLAO believes that it will not be able to complete a Business Combination on or before June 14, 2023. If that were to occur and PLAO does not elect to exercise the Original Extension Right prior to such time, PLAO would be precluded from completing a Business Combination and would be forced to liquidate.

If the Extension Amendment Proposal is approved, commencing within ten (10) business days of the date of the Shareholder Meeting, the Lender shall make a deposit into the Trust Account (as defined below) per month up to the earlier of (i) Articles Extension Date, (ii) the completion of a Business Combination or (iii) liquidation, whichever occurs first, in exchange for a non-interest bearing, unsecured promissory note issued by PLAO to the Lender, for a deposit, for each monthly extension, of the lesser of (i) $300,000 and (ii) $0.03 for each Class A ordinary share then outstanding after giving effect to Redemptions (each, the “Adjusted Extension Payment”) for each monthly extension (the “Extension Payment”). If PLAO completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the private placement warrants. If PLAO does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

The Extension Amendment Proposal is essential to allowing PLAO additional time to consummate a Business Combination, assuming the Original Extension Right is not exercised, as contemplated by our IPO prospectus and in accordance with the Articles. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. If the Redemption Limitation Amendment Proposal is not approved, PLAO will not proceed with the Extension Amendment if PLAO will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment Proposal is not approved, a Business Combination is not completed on or before the Termination Date, or December 14, 2023, if the Original Extension Right is exercised, PLAO will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to PLAO (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of PLAO’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to PLAO’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to PLAO’s warrants, which will expire worthless in the event PLAO dissolves and liquidates the Trust Account.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 5,750,000 Class B Ordinary Shares held by them.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, PLAO shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Articles Extension Date are made. PLAO will then continue to attempt to consummate a Business Combination until the Articles Extension Date. PLAO will remain a reporting company under the Exchange Act and its Class A Ordinary Shares will remain publicly traded during this time.

In addition, if the Redemption Limitation Amendment Proposal is not approved, PLAO will not proceed with the Extension Amendment if PLAO will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the first resolution in Annex A.

A copy of the proposed amendments to the Trust Agreement is attached to this Proxy Statement in Annex B.

Interests of the Sponsor and PLAO’s Directors and Officers

When you consider the recommendation of the Board, PLAO shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of PLAO have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to PLAO shareholders that they approve the Extension Amendment Proposal. PLAO shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•        the fact that the Sponsor paid $14,500,000 for 14,500,000 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by June 14, 2023, or December 14, 2023, if the Original Extension Right is exercised, then the proceeds from the sale of the PLAO Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•        the fact that the Sponsor (i) paid $25,000 to cover certain offering costs in exchange for 7,187,500 Class B ordinary shares, (ii) subsequently forfeited 1,437,500 founder shares for no consideration, remaining with 5,750,000 founder shares, and (iii) transferred 30,000 Class B ordinary shares to each of the Company’s three independent directors. Assuming a trading price of $10.63 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on May 24, 2023), the 5,750,000 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $61.1 million. Even if the trading price of the Class A Ordinary Shares were as low as $2.53 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in PLAO by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in PLAO at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and PLAO liquidates without completing a Business Combination before June 14, 2023, or December 14, 2023, if the Original Extension Right is exercised, the Initial Shareholders will lose their entire investment in PLAO;

•        the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•        the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and PLAO fails to complete a Business Combination by June 14, 2023, or December 14, 2023, if the Original Extension Right is exercised;

•        the indemnification of PLAO’s existing directors and officers and the liability insurance maintained by PLAO;

•        the fact that the Sponsor and PLAO’s officers and directors will lose their entire investment in PLAO if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by June 14, 2023, or December 14, 2023, if the Original Extension Right is exercised; and

•        the fact that if the Trust Account is liquidated, including in the event PLAO is unable to complete an initial Business Combination within the required time period, Sponsor has agreed to indemnify PLAO to ensure that the proceeds in the Trust Account are not reduced below $10.00 per PLAO public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which PLAO has entered into an acquisition agreement or claims of any third party for services rendered or products sold to PLAO, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Articles, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that PLAO redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.62 per share as of May 24, 2023), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, PLAO will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, if the Redemption Limitation Amendment Proposal is not approved, PLAO will not proceed with the Extension Amendment if PLAO will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)     hold Class A Ordinary Shares;

(ii)    submit a written request to Continental, in which you (i) request that PLAO redeem all or a portion of your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)   deliver your Class A Ordinary Shares to Continental, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on June 8, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of PLAO that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, prior to 5:00 p.m., Eastern Time, on June 8, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on May 24, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.63 per share. The cash held in the Trust Account on such date was approximately $244,302,919 (including interest not previously released to PLAO to pay its taxes) ($10.62 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to PLAO to pay its taxes two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. PLAO cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Continental two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Shareholders own approximately 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of at least 13,416,668 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 3,833,335 Ordinary Shares held by public shareholders (or approximately 16.7% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution:

a)      Article 49.7 of PLAO’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination within 15 months from the consummation of the IPO (or up to 27 months without another shareholder vote if such date is extended by the Company (acting by the Directors) as set forth below), or such later time as the Members may approve in accordance with the Articles, the Company shall: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination within 15 months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to twelve times by an additional one month each time after the fifteenth (15th) month from the closing of the IPO, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until 27 months from the closing of the IPO, on such terms as have been notified to the Members prior to the adoption of the Articles.”

b)      Article 49.8 of PLAO’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8:

“In the event that any amendment is made to the Articles: (a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination within 15 months from the consummation of the IPO (or up to 27 months if such date is extended), or such later time as the Members may approve in accordance with the Articles; or (b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PLAO SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

Proposal No. 2 — The Redemption Limitation Amendment Proposal

Overview

The Redemption Limitation Amendment Proposal asks PLAO shareholders to approve an amendment to the Articles in the form set forth in Annex A of this Proxy Statement, by way of special resolution, to eliminate from the Articles the Redemption Limitation in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal

The Board believes the opportunity to consummate a Business Combination is in the best interests of the Company and its shareholders.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the Articles would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.

If the Redemption Limitation Amendment Proposal Is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

If the Redemption Limitation Amendment Proposal Is Approved

If the Redemption Limitation Amendment Proposal is approved, our Articles will be amended pursuant to the second resolution in the form set forth in Annex A of this Proxy Statement effective on the date of the approval.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the second resolution in Annex A.

Interests of the Sponsor and PLAO’s Directors and Officers

When you consider the recommendation of the Board, PLAO shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of PLAO have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to PLAO shareholders that they approve the Redemption Limitation Amendment Proposal. PLAO shareholders should take these interests into account in deciding whether to approve the Redemption Limitation Amendment Proposal:

•        the fact that the Sponsor paid $14,500,000 for 14,500,000 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by June 14, 2023, or December 14, 2023, if the Original Extension Right is exercised, then the proceeds from the sale of the PLAO Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•        the fact that the Sponsor (i) paid $25,000 to cover certain offering costs in exchange for 7,187,500 Class B ordinary shares, (ii) subsequently forfeited 1,437,500 founder shares for no consideration, remaining with 5,750,000 founder shares, and (iii) transferred 30,000 Class B ordinary shares to each of the Company’s three independent directors. Assuming a trading price of $10.63 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on May 24, 2023), the 5,750,000 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $61.1 million. Even if the trading price of the Class A Ordinary Shares were as low as $2.53 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in PLAO by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in PLAO at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and PLAO liquidates without completing a Business Combination before June 14, 2023, or December 14, 2023, if the Original Extension Right is exercised, the Initial Shareholders will lose their entire investment in PLAO;

•        the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•        the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and PLAO fails to complete a Business Combination by June 14, 2023, or December 14, 2023, if the Original Extension Right is exercised;

•        the indemnification of PLAO’s existing directors and officers and the liability insurance maintained by PLAO;

•        the fact that the Sponsor and PLAO’s officers and directors will lose their entire investment in PLAO if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by June 14, 2023, or December 14, 2023, if the Original Extension Right is exercised; and

•        the fact that if the Trust Account is liquidated, including in the event PLAO is unable to complete an initial Business Combination within the required time period, Sponsor has agreed to indemnify PLAO to ensure that the proceeds in the Trust Account are not reduced below $10.00 per PLAO public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which PLAO has entered into an acquisition agreement or claims of any third party for services rendered or products sold to PLAO, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Redemption Limitation Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Redemption Limitation Amendment Proposal. As of the date hereof, the Initial Shareholders own approximately 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Redemption Limitation Amendment Proposal will require the affirmative vote of at least 13,416,668 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 3,833,335 Ordinary Shares held by public shareholders (or approximately 16.7% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution:

a)      Article 49.5 of PLAO’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.5:

“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of their or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation.”

b)      Article 49.2 of CCAP’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.2:

“Prior to the consummation of a Business Combination, the Company shall either:

(a)     submit such Business Combination to its Members for approval; or

(b)    provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

c)      Article 49.4 of CCAP’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.4:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PLAO SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

Proposal No. 3 — The Founder Conversion Amendment Proposal

Overview

The Founder Conversion Amendment Proposal asks PLAO shareholders to approve an amendment to the Articles in the form set forth in Annex A of this Proxy Statement, by way of special resolution, to amend the Articles in order to allow the Initial Shareholders to convert the Class B Ordinary Shares prior to the closing of the Business Combination.

Reasons for the Founder Conversion Amendment Proposal

The Board believes the opportunity to consummate a Business Combination is in the best interests of the Company and its shareholders.

The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Founder Conversion Amendment Proposal to allow increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. Without the Founder Conversion Amendment, the Company believes that it may be more difficult to complete a Business Combination. If that were to occur and PLAO does not elect to exercise the Original Extension Right prior to such time, PLAO would be precluded from completing a Business Combination and would be forced to liquidate.

If the Founder Conversion Amendment Proposal Is Not Approved

If the Founder Conversion Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a Business Combination. The Company believes that the Founder Conversion Amendment Proposal allows increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. If we were not able to complete a Business Combination, then the Company would be forced to liquidate.

If the Founder Conversion Amendment Proposal Is Approved

If the Founder Conversion Amendment Proposal is approved, our Articles will be amended pursuant to the third resolution in the form set forth in Annex A of this Proxy Statement effective on the date of the approval. The holders of the outstanding founder shares have informed the Company that, if the Founder Conversion Amendment Proposal is approved, they expect to convert all of the founder shares into Class A Ordinary Shares, in accordance with the terms of the Founder Conversion Amendment Proposal, prior to any redemption in connection with the Extension Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the third resolution in Annex A.

Interests of the Sponsor and PLAO’s Directors and Officers

When you consider the recommendation of the Board, PLAO shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of PLAO have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to PLAO shareholders that they approve the Redemption Limitation Amendment Proposal. PLAO shareholders should take these interests into account in deciding whether to approve the Redemption Limitation Amendment Proposal:

•        the fact that the Sponsor paid $14,500,000 for 14,500,000 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by June 14, 2023, or December 14, 2023, if the

Original Extension Right is exercised, then the proceeds from the sale of the PLAO Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•        the fact that the Sponsor (i) paid $25,000 to cover certain offering costs in exchange for 7,187,500 Class B ordinary shares, (ii) subsequently forfeited 1,437,500 founder shares for no consideration, remaining with 5,750,000 founder shares, and (iii) transferred 30,000 Class B ordinary shares to each of the Company’s three independent directors. Assuming a trading price of $10.63 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on May 24, 2023), the 5,750,000 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of $61.1 million. Even if the trading price of the Class A Ordinary Shares were as low as $2.53 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in PLAO by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in PLAO at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and PLAO liquidates without completing a Business Combination before June 14, 2023, or December 14, 2023, if the Original Extension Right is exercised, the Initial Shareholders will lose their entire investment in PLAO;

•        the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•        the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and PLAO fails to complete a Business Combination by June 14, 2023, or December 14, 2023, if the Original Extension Right is exercised;

•        the indemnification of PLAO’s existing directors and officers and the liability insurance maintained by PLAO;

•        the fact that the Sponsor and PLAO’s officers and directors will lose their entire investment in PLAO if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by June 14, 2023, or December 14, 2023, if the Original Extension Right is exercised; and

•        the fact that if the Trust Account is liquidated, including in the event PLAO is unable to complete an initial Business Combination within the required time period, Sponsor has agreed to indemnify PLAO to ensure that the proceeds in the Trust Account are not reduced below $10.00 per PLAO public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which PLAO has entered into an acquisition agreement or claims of any third party for services rendered or products sold to PLAO, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Founder Conversion Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Founder Conversion Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Founder Conversion Amendment Proposal. As of the date hereof, the Initial Shareholders own approximately 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Founder Conversion Amendment Proposal will require the affirmative vote of at least 13,416,668 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 3,833,335 Ordinary Shares held by public shareholders (or approximately 16.7% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution:

(a)     Article 17.2 of PLAO’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 17.2:

“Class B Shares may be converted into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”) concurrently with or immediately following the consummation of a Business Combination at the option of the holders thereof or at any earlier date at the option of the holders of the Class B Shares (where the holders of such Shares have waived any right to receive funds from the Trust Fund).”

(b)    The following Article 29.5 be added to the Amended and Restated Memorandum and Articles of Association:

“Prior to the date on which all Class B Shares have been converted into Class A Shares, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a Director or may by Ordinary Resolution of the holders of the Class B Shares remove any Director. For the avoidance of doubt, prior to the date on which all Class B Shares have been converted into Class A Shares, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.”

(c)     Article 49.10 of PLAO’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with Public Shares: (i) on any Business Combination; and (ii) to approve an amendment to the Articles to (x) extend the time to consummate a Business Combination beyond 27 months from the consummation of the IPO, or (y) amend this Article 49.10(b)(ii).”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PLAO SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE FOUNDER CONVERSION AMENDMENT PROPOSAL.

Proposal No. 4 — The Adjournment Proposal

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Founder Conversion Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that PLAO would not adhere to the continued listing requirements of Nasdaq, or (iii) if PLAO determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals, including in the event that PLAO has elected to exercise the Original Extension Right.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by PLAO’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Founder Conversion Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment. In such events, the Extension Amendment would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Shareholders own approximately 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of at least 8,625,001 Ordinary Shares held by public shareholders (or approximately 37.5% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 1,437,501 Ordinary Shares held by public shareholders (or approximately 6.3% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares, par value $0.0001 per share (the “Public Shares”) and Class B Ordinary Shares, par value $0.0001 per share in the capital of PLAO represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Founder Conversion Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that PLAO would not adhere to the continued listing requirements of Nasdaq, or (iii) if PLAO determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals, including in the event that PLAO has elected to exercise the Original Extension Right.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PLAO SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

Certain material U.S. Federal Income Tax Considerations
for Shareholders Exercising Redemption Rights

United States Federal Income Taxation

General

The following discussion summarizes certain United States federal income tax considerations generally applicable to a U.S. Holder (as defined below) that elects to have its Class A Ordinary Shares redeemed for cash pursuant to the exercise of a right to redemption in connection with the Extension Amendment Proposal.

This discussion is limited to certain United States federal income tax considerations to beneficial owners of our Class A Ordinary Shares and hold the Class A Ordinary Shares as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion assumes that any distributions made (or deemed made) by us on our Class A Ordinary Shares and any consideration received (or deemed received) by a holder in consideration for the sale or other disposition of our Class A Ordinary Shares will be in U.S. dollars. This discussion is a summary only and does not consider all aspects of United States federal income taxation that may be relevant to the exercising of a right to have Class A Ordinary Shares redeemed by certain persons or in light of particular circumstances, including:

•        the sponsor;

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies;

•        real estate investment trusts;

•        persons liable for alternative minimum tax;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of our voting shares or ten percent or more of the total value of our shares;

•        persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•        U.S. Holders whose functional currency is not the U.S. dollar.

Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof, and such provisions may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in United States federal income tax consequences different from those discussed below. Furthermore, this discussion does not address any aspect of United States federal non-income tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws.

We have not sought, and will not seek, a ruling from the IRS as to any United States federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not change the accuracy of the statements in this discussion.

As used herein, the term “U.S. Holder” means a beneficial owner of units, Class A ordinary shares or warrants who or that is for United States federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for United States federal income tax purposes) is the beneficial owner of our securities, the United States federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and partners in such partnerships are urged to consult their own tax advisors.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE REDEMPTION OF OUR CLASS A ORDINARY SHARES IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL. EACH INVESTOR IN OUR SECURITIES IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH INVESTOR OF THE REDEMPTION OF OUR CLASS A ORDINARY SHARES IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, AND NON-U.S. TAX LAWS.

U.S. Holders

Redemption of Class A Ordinary Shares

Subject to the PFIC rules discussed below, in the event that a U.S. Holder’s Class A Ordinary Shares are redeemed in connection with the Extension Amendment Proposal, the treatment of the transaction for United States federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Ordinary Shares under Section 302 of the Code. If the redemption by us qualifies as a sale of Class A ordinary shares, the U.S. Holder will be treated as described under “Redemption Taxable as a Sale or Exchange” below. If the redemption or purchase by us does not qualify as a sale of Class A Ordinary Shares, the U.S. Holder will be treated as receiving a corporate distribution with the tax consequences described below under “Redemption Taxable as a Corporate Distribution.” Whether a redemption by us qualifies for sale treatment will depend largely on the total number of our shares treated as held by the U.S. Holder (including any Class A Ordinary Shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after such redemption. The redemption by us of Class A Ordinary Shares generally will be treated as a sale of the Class A Ordinary Shares (rather than as a corporate distribution) if such redemption or purchase (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only our shares actually owned by the U.S. Holder, but also our shares that are constructively owned by such holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A Ordinary Shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of Class A Ordinary Shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption. Prior to our initial business combination the Class A Ordinary Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of our shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of ours. The redemption of the Class A Ordinary Shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described under “Redemption Taxable as a Corporate Distribution” below. After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A Ordinary Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares. If there are no remaining shares, a U.S. Holder is urged to consult its tax advisor as to the allocation of any remaining tax basis.

Redemption Taxable as a Corporate Distribution

Subject to the passive foreign investment company (“PFIC”) rules discussed below, in the event that the redemption of the Class A Ordinary Shares is treated as a distribution, a U.S. Holder generally will be required to include in gross income as dividends the amount of any cash paid on our Class A Ordinary Shares to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles). Such cash paid by us will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Subject to the PFIC rules discussed below, cash paid in excess of such earnings and profits generally will be applied against and reduce the U.S. Holder’s basis in its Class A Ordinary Shares (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Class A Ordinary Shares.

With respect to non-corporate U.S. Holders, under tax laws currently in effect, the amount treated as a dividend generally will be taxed at the lower applicable long-term capital gains rate (see “Redemption Taxable as a Sale or Exchange” below) only if our Class A Ordinary Shares are readily tradable on an established securities market in the United States and certain other requirements are met, including that we are not classified as a PFIC during the taxable year in which the dividend is paid or the preceding taxable year. U.S. Holders should consult their tax advisors regarding the availability of such lower rate for any dividends paid with respect to our Class A ordinary shares.

Redemption Taxable as Sale or Exchange

Subject to the PFIC rules discussed below, in the event that the redemption of the Class A Ordinary Shares is treated as a sale or other taxable disposition of your Class A Ordinary Shares, a U.S. Holder generally will recognize capital gain or loss as described below. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Class A Ordinary Shares exceeds one year. It is unclear, however, whether certain redemption rights with respect to the Class A Ordinary Shares may suspend the running of the applicable holding period for this purpose.

The amount of gain or loss recognized on a sale or other taxable disposition generally will be equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in in connection with the redemption and (ii) the U.S. Holder’s adjusted tax basis in its Class A Ordinary Shares redeemed. A U.S. Holder’s adjusted tax basis in its Class A Ordinary Shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A Ordinary Shares)

reduced by any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder is currently eligible to be taxed at reduced rates. The deduction of capital losses is subject to certain limitations.

Passive Foreign Investment Company Rules

A non-U.S. corporation will be classified as a PFIC for United States federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we met the PFIC asset or income test for our taxable year ending December 31, 2022, and that we may meet the PFIC asset or income test for our current taxable year ending December 31, 2023.

Although our PFIC status is determined annually, an initial determination that our company is a PFIC will generally apply for subsequent years to a U.S. Holder who held Class A Ordinary Shares while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of our Class A Ordinary Shares and the U.S. Holder did not make either a timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A Ordinary Shares, as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Class A Ordinary Shares and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Class A Ordinary Shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Class A Ordinary Shares).

Under these rules:

•        the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Class A Ordinary Shares;

•        the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•        an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

In general, if we are determined to be a PFIC, a U.S. Holder will avoid the PFIC tax consequences described above in respect to our Class A Ordinary Shares by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. A U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year (of which there can be no assurance), we will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. Holder has made a QEF election with respect to our Class A Ordinary Shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election that may be available), any gain recognized on the sale of our Class A Ordinary Shares generally will be taxable as capital gain and no additional tax charge will be imposed under the PFIC rules. As discussed above, if we are a PFIC for any taxable year, a U.S. Holder of our Class A Ordinary Shares that has made a QEF election will be currently taxed on its pro rata share of our earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. In addition, if we are not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to our Class A Ordinary Shares for such a taxable year.

If we are a PFIC and our Class A Ordinary Shares constitute “marketable stock,” a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) our Class A Ordinary Shares, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. Holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its Class A Ordinary Shares at the end of such year over its adjusted basis in its Class A Ordinary Shares. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its Class A Ordinary Shares over the fair market value of its Class A Ordinary Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s basis in its Class A Ordinary Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its Class A Ordinary Shares will be treated as ordinary income.

The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including Nasdaq, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our Class A Ordinary Shares under their particular circumstances.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our Class A Ordinary Shares should consult their own tax advisors concerning the application of the PFIC rules to our securities under their particular circumstances.

Tax Reporting

Certain U.S. Holders may be required to file an IRS Form 926 (Return by a U.S. Transferor of Property to a Foreign Corporation) to report a transfer of property (including cash) to us. Substantial penalties may be imposed on a U.S. Holder that fails to comply with this reporting requirement. Furthermore, certain U.S. Holders who are individuals and certain entities will be required to report information with respect to such U.S. Holder’s investment in “specified foreign financial assets” on IRS Form 8938 (Statement of Specified Foreign Financial Assets), subject to certain exceptions. Persons who are required to report specified foreign financial assets and fail to do so may be subject to substantial penalties. Potential investors are urged to consult their tax advisers regarding the foreign financial asset and other reporting obligations and their application to an investment in our Class A Ordinary Shares.

Business of PLAO and Certain Information About PLAO

References in this section to “we,” “PLAO,” “our” or “us” refer to Patria Latin American Opportunity Acquisition Corp.

PLAO is a blank check company incorporated on February 25, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. PLAO has not engaged in any operations nor generated any revenue to date. Based on its business activities, PLAO is a “shell company” as defined under the Exchange Act because PLAO has no operations and nominal assets consisting almost entirely of cash. For additional information, see the information set forth under the caption “Item 1. Business” in PLAO’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023.

Beneficial Ownership of Securities

The following table sets forth information regarding the beneficial ownership of our ordinary shares available to us at May 24, 2023, with respect to our ordinary shares held by:

•        each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;

•        each of our officers and directors; and

•        all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of May 24, 2023.

In March 2021, one of our officers paid $25,000, or approximately $0.004 per share, to cover certain of our offering costs, in exchange for an aggregate of 7,187,500 founder shares, which were temporarily issued to such officer until such shares were transferred to our sponsor in April 2021. In February 2022, our sponsor forfeited 1,437,500 founder shares for no consideration, remaining with 5,750,000 founder shares. Prior to our IPO, our sponsor transferred 30,000 of our founder shares to each of our three independent directors. Prior to the initial investment in the company of $25,000 by one of our officers, the company had no assets, tangible or intangible. The number of founder shares outstanding was determined based on the expectation that the total size of our IPO would be a maximum of 23,000,000 units, given that the underwriters’ over-allotment option was exercised in full and therefore such founder shares represent 20% of the outstanding shares after our IPO. The post-offering percentages in the following table reflect that the full exercise of the over-allotment option by the underwriters, that no founder shares were surrendered, and that there are 28,750,000 ordinary shares issued and outstanding.

	Class A ordinary shares		Class B ordinary shares(2)
Name of Beneficial Owners(1)	Number of shares Beneficially Owned	Approximate Percentage of Class	Number of shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Ordinary Shares
5% Shareholders
Patria SPAC LLC(3)	—	—	5,660,000	100.0%	19.7%
Entities affiliated with Apollo SPAC Fund I, L.P.(4)	1,980,000	8.6%	—	—	6.9%
Entities affiliated with Saba Capital Management, L.P.(5)	1,600,000	6.9%	—	—	7.0%
Glazer Capital, LLC(6)	1,225,316	5.3%	—	—	5.3%
Ricardo Leonel Scavazza	—	—	—	—	—%
José Augusto Gonçalves de Araújo Teixeira	—	—	—	—	—%
Alexandre Teixeira de Assumpção Saigh	—	—	—	—	—%
Marco Nicola D’Ippolito	—	—	—	—	—%
Pedro Paulo Elejalde de Campos	—	—	30,000	*	* %
Ricardo Barbosa Leonardos	—	—	30,000	*	* %
Maria Cláudia Mello Guimarães	—	—	30,000	*	* %
All officers and directors as a group (six individuals)	—	—	90,000	1.6%	* %

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following is 18 Forum Lane, 3rd floor, Camana Bay, PO Box 757, KY1-9006, Grand Cayman, Cayman Islands.

(2)      Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares may be converted into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment, as described in the section of our final prospectus entitled “Description of Securities.”

(3)      Patria SPAC LLC, our sponsor, is the record holder of such shares, and Patria SPAC LLC is wholly owned by Patria Finance Limited. There are four managers of Patria SPAC LLC’s board of managers: Ricardo Leonel Scavazza, José Augusto Gonçalves de Araújo Teixeira, Alexandre Teixeira de Assumpção Saigh, and Marco Nicola D’Ippolito. Each manager of Patria SPAC LLC has one vote, and the approval of three of the four members of the board of managers is required to approve an action of Patria SPAC LLC. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by two or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the case with regard to Patria SPAC LLC. Based upon the foregoing analysis, no individual manager of Patria SPAC LLC exercises voting or dispositive control over any of the securities held by Patria SPAC LLC even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares and, for the avoidance of doubt, each expressly disclaims any such beneficial interest to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)      This information is based solely on the Schedule 13G filed with the SEC on February 13, 2023 on behalf of Apollo SPAC Fund I, L.P., a Cayman Islands limited partnership (“SPAC Fund I”), Apollo SPAC Management I, L.P., a Delaware limited partnership (“SPAC Management I”), Apollo SPAC Management I GP, LLC, a Delaware limited liability company (“SPAC Management I GP”), Apollo Capital Management, L.P., a Delaware limited partnership (“Capital Management”), Apollo Capital Management GP, LLC, a Delaware limited liability company (“Capital Management GP”), Apollo Management Holdings, L.P., a Delaware limited partnership (“Management Holdings”), and Apollo Management Holdings GP, LLC, a Delaware limited liability company (“Management Holdings GP”). The principal office of SPAC Fund I is One Manhattanville Road, Suite 201, Purchase, New York 10577. The principal office of each of SPAC Management I, SPAC Management I GP, Capital Management, Capital Management GP, Management Holdings, and Management Holdings GP is 9 W. 57th Street, 43rd Floor, New York, New York 10019.

(5)      This information is based solely on the Schedule 13G filed with the SEC on February 14, 2023 on behalf of Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein. The business address of each of Saba Capital, Saba GP and Mr. Boaz R. Weinstein is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(6)      This information is based solely on the Schedule 13G filed with the SEC on February 14, 2023 on behalf of Glazer Capital, LLC., a Delaware limited liability company (“Glazer Capital”) held by certain funds and managed accounts to which Glazer Capital serves as investment manager (collectively, the “Glazer Funds”), and Mr. Paul J. Glazer (Mr. Glazer”), as the Managing Member of Glazer Capital, with respect to the shares of Ordinary Shares held by the Glazer Funds. The address of the business office of each of Glazer Capital and Mr. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

Future Shareholder Proposals

If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Articles Extension Date to consider and vote upon approval of a Business Combination Agreement and a Business Combination. If the Extension Amendment Proposal is not approved and assuming the Original Extension Right is not exercised, as contemplated by our IPO prospectus and in accordance with the Articles, or if it is approved but we do not consummate a Business Combination before the Articles Extension Date, PLAO will dissolve and liquidate.

Householding Information

Unless PLAO has received contrary instructions, PLAO may send a single copy of this proxy statement to any household at which two or more shareholders reside if PLAO believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce PLAO’s expenses. However, if shareholders prefer to receive multiple sets of PLAO’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of PLAO’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 18 Forum Lane, 3rd floor, Camana Bay, PO Box 757, Grand Cayman, KY1-9006, to inform us of his or her request; or

If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

PLAO files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on PLAO at the SEC website, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of PLAO upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact PLAO in writing at 18 Forum Lane, 3rd floor, Camana Bay, PO Box 757, Grand Cayman, KY1-9006.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact D.F. King & Co., Inc., the proxy solicitor for PLAO, by calling (800) 949-2583 (toll-free), or banks and brokers can call (212) 269-5550, or by emailing PLAO@dfking.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than June 5, 2023.

Annex A

PROPOSED AMENDMENTS TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP.
(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

a)    Article 49.7 of PLAO’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination within 15 months from the consummation of the IPO (or up to 27 months without another shareholder vote if such date is extended by the Company (acting by the Directors) as set forth below), or such later time as the Members may approve in accordance with the Articles, the Company shall: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination within 15 months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to twelve times by an additional one month each time after the fifteenth (15th) month from the closing of the IPO, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until 27 months from the closing of the IPO, on such terms as have been notified to the Members prior to the adoption of the Articles.”

b)    Article 49.8 of PLAO’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8:

“In the event that any amendment is made to the Articles: (a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination within 15 months from the consummation of the IPO (or up to 27 months if such date is extended), or such later time as the Members may approve in accordance with the Articles; or (b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

Annex A-1

SECOND, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

a)    Article 49.5 of PLAO’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.5:

“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of their or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation.”

b)    Article 49.2 of CCAP’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.2:

“Prior to the consummation of a Business Combination, the Company shall either:

(a)    submit such Business Combination to its Members for approval; or

(b)    provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

c)    Article 49.4 of CCAP’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.4:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”

THIRD, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)    Article 17.2 of PLAO’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 17.2:

“Class B Shares may be converted into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”) concurrently with or immediately following the consummation of a Business Combination at the option of the holders thereof or at any earlier date at the option of the holders of the Class B Shares (where the holders of such Shares have waived any right to receive funds from the Trust Fund).”

Annex A-2

(b)    The following Article 29.5 be added to the Amended and Restated Memorandum and Articles of Association:

“Prior to the date on which all Class B Shares have been converted into Class A Shares, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a Director or may by Ordinary Resolution of the holders of the Class B Shares remove any Director. For the avoidance of doubt, prior to the date on which all Class B Shares have been converted into Class A Shares, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.”

(c)    Article 49.10 of PLAO’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.10:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with Public Shares: (i) on any Business Combination; and (ii) to approve an amendment to the Articles to (x) extend the time to consummate a Business Combination beyond 27 months from the consummation of the IPO, or (y) amend this Article 49.10(b)(ii).”

Annex A-3

Annex B

PROPOSED AMENDMENT TO THE
INVESTMENT MANAGEMENT TRUST
AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of June    , 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Patria Latin American Opportunity Acquisition Corp., a Cayman Islands exempted company (the “Company”) and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of March 9, 2022 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS Section 1(m) of the Trust Agreement sets forth the procedure for the extension of the Termination Date (as defined below); and

WHEREAS, at the extraordinary general meeting of the Company held on June 12, 2023 (the “EGM”), the Company’s shareholders approved, among others, (A) a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”), to change the payment required to extend the date by which the Company must consummate an initial business combination (the “Termination Date”) on a monthly basis by up to 12 months (the “Articles Extension Date”) until June 14, 2024 (the date which is 27 months from the closing date of the Company’s initial public offering (the “IPO”)). As amended, the required payments for the Articles Extension Date are the deposit by the Company into the trust account (the “Trust Account”) established in connection with the Company’s IPO, for each monthly extension, of the lesser of (i) $300,000 and (ii) $0.03 for each Class A ordinary share then outstanding after giving effect to Redemptions (each, the “Adjusted Extension Payment”) for each monthly extension (the “Extension Payment”) and (B) a proposal to amend the Trust Agreement to allow for the Extension Amendment.

NOW THEREFORE, IT IS AGREED:

1.    Exhibit E of Section 1(m) of the Trust Agreement is hereby amended and restated in its entirety as follows:

EXHIBIT E

[Letterhead of Company]
[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf & Celeste Gonzalez

Re: Trust Account — Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(m) of the Investment Management Trust Agreement between Patria Latin American Opportunity Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company, dated as of March 9, 2022 (“Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from            to            (the “Extension”).

This Extension Letter shall serve as the notice required with respect to the Extension prior to the Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

Annex B-1

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit, for each monthly extension, the lesser of (i) $300,000 and (ii) $0.03 for each Class A ordinary share then outstanding after giving effect to Redemptions, which will be wired to you, into the Trust Account investments upon receipt.

Very truly yours,

Patria Latin American Opportunity Acquisition Corp.
By:
Name:
Title:

cc: J.P. Morgan Securities LLC and Citigroup Global Markets Inc.

2.    All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

3.    This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

4.    This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

5.    This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:	Francis Wolf
Title:	Vice President
PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP.
By:
Name:	José Augusto Gonçalves de Araújo Teixeira
Title:	Chief Executive Officer

Annex B-3

PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP. 18 FORUM LANE, 3RD FLOOR CAMANA BAY, PO BOX 757, KY1-9006 GRAND CAYMAN, CAYMAN ISLANDS SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PLAO2023SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V19179-Z85516KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. The Extension Amendment Proposal — A proposal (the “Extension Amendment Proposal”) to amend, by way of special resolution, PLAO’s Articles, as set forth in Annex A of the accompanying Proxy Statement, and the investment management trust agreement (the “Trust Agreement”) dated as of March 9, 2022 by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”), as set forth in Annex B of the accompanying Proxy Statement, to extend the date (the “Termination Date”) by which PLAO has to consummate a Business Combination (the “Extension Amendment”) from June 14, 2023 (the date which is 15 months from the closing date of the Company’s initial public offering of Class A ordinary shares (the “IPO”) (the “Original Termination Date”) on a monthly basis for up to twelve times by an additional one month each time after the Original Termination Date as determined by PLAO’s board of directors (the “Board”), if requested by Patria SPAC LLC, a Cayman Islands limited liability company (the “Sponsor”) and upon five days’ advance notice prior to the applicable Termination Date, up to June 14, 2024 (the date which is 27 months from the closing date of the Company’s IPO) (the “Articles Extension Date”), or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto or such earlier date as determined by the Board, for a deposit, for each monthly extension, of the lesser of (i) $300,000 and (ii) $0.03 for each Class A ordinary share then outstanding after giving effect to Redemptions (each, the “Adjusted Extension Payment”) for each monthly extension (the “Extension Payment”); 2. The Redemption Limitation Amendment Proposal — To amend, by way of special resolution, the Company’s Articles, as provided by the second resolution in the form set forth in Annex A to the accompanying proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “Public Shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation; 3. The Founder Conversion Amendment Proposal — To amend, by way of special resolution, the Company’s Articles, as provided by the third resolution in the form set forth in Annex A to the accompanying proxy statement (the “Founder Conversion Amendment” and such proposal, the “Founder Conversion Amendment Proposal”) to provide that the Class B Ordinary Shares may be converted either at the time of the consummation of the Company’s initial Business Combination or at any earlier date at the option of the holders of the Class B Ordinary Shares; and 4. The Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares, par value $0.0001 per share and Class B Ordinary Shares, par value $0.0001 per share in the capital of PLAO represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Founder Conversion Amendment Proposal, (ii) if the holders of Public Shares (as defined below) have elected to redeem an amount of shares in connection with the Extension Amendment such that PLAO would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”), or (iii) if PLAO determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”), including in the event that PLAO has elected to exercise the Original Extension Right. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] DateSignature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for theExtraordinary General Meeting to be held on June 12, 2023:The Notice of Extraordinary General Meeting and the accompanying Proxy Statement are availableat www.proxyvote.com. PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON JUNE 12, 2023The undersigned, revoking any previous proxies, relating to these shares with respect to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy statement, dated May 26, 2023, in connection with the Extraordinary General Meetingto be held at 11:00 a.m., Brasilia Time, located at the offices of Davis Polk & Wardwell LLP located at Av. Presidente Juscelino Kubitschek, 2041, Torre E - CJ 17A, São Paulo-SP, 04543-011, Brazil and via a virtual meeting, for the sole purposes of considering and voting upon the following proposals, and hereby appoints Ricardo Leonel Scavazza and José Augusto Gonçalves de Araújo Teixeira, or in their absence, the Chairman of the Extraordinary General Meeting, each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of Patria Latin American Opportunity Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any postponements or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy statement. THE SHARES REPRESENTED BY THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTIONS IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH ON THE REVERSE SIDE. PLEASE MARK, SIGN AND RETURN THE PROXY CARD PROMPTLY. Continued and to be signed on reverse side